SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                           1st STATE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:_____________________________

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                                     [LOGO]
                      [1st State Bancorp, Inc. Letterhead]




                                December 27, 2000




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of 1st State Bancorp, Inc. (the "Company") to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, January 30, 2001, at 5:30 p.m., eastern time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of 1st State Bank, the Company's wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

         On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                                  Sincerely,

                                                  /s/ James C. McGill

                                                  James C. McGill
                                                  President

--------------------------------------------------------------------------------

                             1ST STATE BANCORP, INC.
                               445 S. MAIN STREET
                        BURLINGTON, NORTH CAROLINA 27215

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 30, 2001

--------------------------------------------------------------------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of 1st State Bancorp, Inc. (the "Company") will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, January 30, 2001, at 5:30 p.m., eastern time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

     1. The election of three directors of the Company for three-year terms and one director of the Company for a one-year term; and

     2. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 14, 2000, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ A. Christine Baker


                                          A. Christine Baker
                                          Secretary
Burlington, North Carolina
December 27, 2000

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             1ST STATE BANCORP, INC.
                               445 S. MAIN STREET
                        BURLINGTON, NORTH CAROLINA 27215

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 30, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to stockholders of 1st State Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at the main office of 1st State Bank (the "Bank"), located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, January 30, 2001, at 5:30 p.m., eastern time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about December 27, 2000.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to A. Christine Baker, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                    VOTING SECURITIES AND SECURITY OWNERSHIP
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 14, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 3,289,607 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, the executive officers of the Company named in the Summary Compensation Table set forth under "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                                            SHARES OF COMMON STOCK
                                                              BENEFICIALLY OWNED                     PERCENT OF
                                                           AS OF THE RECORD DATE (1)                  CLASS (2)
                                                           -------------------------                 ----------
5% Stockholder:
--------------

1st State Bancorp, Inc.                                           253,050  (3)                         7.69%
Employee Stock Ownership Plan ("ESOP")
445 S. Main Street
Burlington, North Carolina  27215

1st State Bank Foundation, Inc.                                   182,000                              5.53
445 S. Main Street
Burlington, North Carolina  27215

1st State Bank Deferred Compensation Plan ("DCP")                 174,526  (4)                         5.31
445 S. Main Street
Burlington, North Carolina  27215

Maurice J. Koury                                                  232,000  (5)                         7.05
P.O. Drawer 850
Burlington, North Carolina  27216

Directors
---------
Bernie C. Bean                                                     31,675                              0.96
James C. McGill                                                   131,730  (6)(7)                      3.91
Virgil L. Stadler                                                  71,540  (8)(9)                      2.16
James A. Barnwell, Jr.                                             61,675  (6)                         1.87
James G. McClure                                                   59,754  (9)(10)                     1.81
T. Scott Quakenbush                                                72,986  (11)                        2.21
Richard C. Keziah                                                  75,640  (6) (12)                    2.29
Richard H. Shirley                                                 47,219  (9)                         1.43
Ernest A. Koury, Jr.                                                1,000                              0.03

Executive Officers
------------------
A. Christine Baker                                                 84,536  (13)                        2.54
Fairfax C. Reynolds                                                77,874  (14)                        2.34
Frank Gavigan                                                      27,057  (15)                        0.82
John D. Hansell                                                    10,889                              0.33

All directors and executive                                       753,575                             21.00
  officers of the Company
  as a group (13 persons)
                                                                                      (footnotes on following page)
                                       2

(footnotes for table on previous page)
___________

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. The listed amounts include 15,816, 79,078, 15,816, 15,816, 15,816, 15,816, 15,816, 15,816, 0, 45,000,
     45,000, 11,250 and 7,500 shares that Directors Bean, McGill, Stadler, Barnwell, McClure, Quakenbush, Keziah, Shirley and Koury, Executive Officers Baker, Reynolds, Gavigan and Hansell, and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of the Record Date.
(2) Based on a total of 3,289,607 shares of Common Stock outstanding as of the Record Date.
(3) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. At the Record Date, 51,231 shares had been allocated or committed to be allocated. See footnote 1 above for information on how these shares are voted.
(4) The shares held by the DCP trust are held for the benefit of directors and executive officers of the Company in the following amounts: Mr. Bean 6,266; Mr. McGill 64,338; Mr. Stadler 10,301; Mr. Barnwell 7,019; Mr. McClure 8,158; Mr. Quakenbush 10,418; Mr. Keziah 11,228; Mr. Shirley 7,019; Ms. Baker 24,962; and Mr. Reynolds 24,817. Such individuals do not have voting or investment power over such shares.
(5) Based on a Schedule 13G filed by Mr. Koury on May 15, 2000. Includes 12,500 shares held by the Maurice J. Koury Foundation, Inc. (the "Koury Foundation"), 49,500 shares held by Carolina Hosiery Mills, Inc. ("Carolina Hosiery"); and 15,000 shares held by the Carolina Hosiery Mills, Inc. Employee Profit Sharing Trust ("Trust"). Mr. Koury is (a) one of four directors and president of the Koury Foundation; (b) a director, president and 23.6% shareholder of Carolina Hosiery; and (c) a trustee of the Trust. In all such cases, Mr. Koury may have imput into decisions concerning the voting power over the shares held by the Koury Foundation, Carolina Hosiery and the Trust in certain limited circumstances.
(6) The listed amounts do not include shares with respect to which Directors Barnwell, Kesiah and McGill share voting power by virtue of their positions as directors of 1st State Bank Foundation, Inc. (the "Foundation"), which holds 182,000 shares of Common Stock. The shares held by the Foundation are voted in the same ratio as all other shares of Common Stock are voted on any given proposal submitted to stockholders.
(7)  Includes 288 shares held by Mr. McGill's spouse.
(8)  Includes 7,760 shares owned by Mr. Stadler's spouse.
(9) The listed amounts do not include shares with respect to which Directors Shirley, McClure and Stadler have voting power by virtue of their positions as trustees of the trusts holding 235,050 shares under the ESOP, 174,526 shares under the DCP and 84,319 shares under the Management Recognition Plan ("MRP") trust. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the DCP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(10) Includes 15,185 shares owned by Mr. McClure's spouse, 2,551 shares owned by Mr. McClure's daughter, and 2,551 shares owned by Mr. McClure's son.
(11) Includes 7,430 shares owned by Mr. Quakenbush's spouse.
(12) Includes 2,223 shares owned by Mr. Keziah's spouse.
(13) Includes 625 shares held as custodian for Ms. Baker's minor child.
(14) Includes 200 shares held by Mr. Reynolds' spouse as custodian for minor children.
(15) Includes 356 shares held by Mr. Gavigan's spouse and 100 shares held by Mr. Gavigan's spouse as custodian for minor child.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors consists of nine members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for a term expiring at the 2004 Annual Meeting and one director will be elected for a term expiring at the 2002 Annual Meeting. The Board of Directors has nominated James A. Barnwell, Jr., James G. McClure and T. Scott Quakenbush to serve as directors for a three-year period and Ernest A. Koury, Jr. to serve as a director for the remainder of the term expiring at the 2002 Annual Meeting. All nominees are currently members of the Board. Under Virginia law and the Company's Bylaws, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons except Mr. Koury were appointed as directors of the Company in 1998 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                  YEAR FIRST
                                         AGE AT                   ELECTED AS                  CURRENT
                                      SEPTEMBER 30,               DIRECTOR OF                  TERM
NAME                                      2000                     THE BANK                  TO EXPIRE
----                                    --------                  ----------                 ---------

                   BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

James A. Barnwell, Jr.                     60                        1988                      2001
James G. McClure                           55                        1989                      2001
T. Scott Quakenbush                        69                        1978                      2001

                   BOARD NOMINEE FOR A TERM TO EXPIRE IN 2002

Ernest A. Koury, Jr.                       46                        2000                      2002

                         DIRECTORS CONTINUING IN OFFICE

Richard C. Keziah                          68                        1983                      2002
Richard H. Shirley                         53                        1987                      2002
Bernie C. Bean                             70                        1978                      2003
James C. McGill                            59                        1988                      2003
Virgil L. Stadler                          64                        1982                      2003

        Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     JAMES A. BARNWELL, JR. is President of Huffman Oil Co., Inc., a petroleum marketer in Burlington, North Carolina. He has served on the advisory board of the Salvation Army Boys & Girls Club and the YMCA board. He serves as a director of the Foundation. He also serves on the Board of Directors of the Alamance Regional Medical Center.

        JAMES G. MCCLURE is President of Green & McClure, a retail furniture store in Graham, North Carolina. He has served as President of the Graham Area Business Association, on the zoning board for the city of Graham and is an Elder at the Graham Presbyterian Church.

     T. SCOTT QUAKENBUSH retired in April 1997 from his position as Vice President and sales manager with Carolina Paper Box Company in Burlington, North Carolina.

     ERNEST A. KOURY, JR. is Vice President of Carolina Hosiery Mills, Inc., a hosiery mill in Burlington, North Carolina. He serves as Vice Chairman of the Alamance County Planning and Zoning Board and Chairman of the Elon College Board of Visitors.

     RICHARD C. KEZIAH, the Chairman of the Board of Directors of the Company, is President of Monarch Hosiery Mills, Inc. in Burlington, North Carolina. He also serves on the Board of Directors of Elon Homes for Children. He also serves as a director of the Foundation.

     RICHARD H. SHIRLEY is President of Dick Shirley Chevrolet, Inc., an automobile dealership located in Burlington, North Carolina. He has served as the President of the Alamance County YMCA and as a member and chairman of the Economic Development Committee of the Burlington area Chamber of Commerce.

     BERNIE C. BEAN is retired. From 1988 to 1995 he was the President and General Manager of Craftique, Inc., a furniture manufacturer located in Mebane, North Carolina.

     JAMES C. MCGILL is the President and Chief Executive Officer of the Company and has been the President and Chief Executive Officer of the Bank since December 1988. He serves on the Boards of Hospice of Alamance and Alamance Community College and in 1997 served as the chairman of the North Carolina Bankers Association. He also serves as a director of the Foundation, a charitable foundation dedicated to charitable and community service causes within the Bank's community.

     VIRGIL L. STADLER is the Vice President of Stadler Country Hams, Inc. in Elon College, North Carolina. He is active with the Alamance Community College Foundation, Elon Homes for Children and the Burlington area Chamber of Commerce.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers who do not serve on the Board of Directors.

                                        AGE AT
                                     SEPTEMBER 30,
NAME                                     2000                                   TITLE
----                                 --------------                             -----

A. Christine Baker                        47                   Treasurer  and Secretary of the Company and the Bank
                                                               and  Executive  Vice   President-   Chief  Financial
                                                               Officer of the Bank
Fairfax C. Reynolds                       47                   Vice  President  and  Assistant   Secretary  of  the
                                                               Company and  Executive  Vice  President  -Commercial
                                                               and Retail Banking of the Bank
Frank Gavigan                             42                   Senior  Vice  President - Senior  Credit  Officer of
                                                               the Bank
John D. Hansell                           63                   Manager - First Capital Services, LLC


         A. CHRISTINE BAKER is the Treasurer and Secretary of the Company and served as the Executive Vice President, Secretary and Treasurer of the Bank since April 1985. She has served as President and director of the Burlington Rotary Club, director and treasurer of the local chapter of the American Red Cross and director and Vice President of the Childcare Resource and Referral Service.

         FAIRFAX C. REYNOLDS is the Vice President and Assistant Secretary of the Company and has served as the Bank's Executive Vice President in charge of Retail and Commercial Banking since 1989. He serves on the Boards of Directors of YMCA of Alamance County, the Alamance County Arts Council and the United Way of Alamance County.

         FRANK GAVIGAN has served as the Bank's Senior Vice President - Senior Credit Officer since 1990. He serves on the Boards of Directors of the Alamance County Meals on Wheels, Hospice of Alamance County and Alamance Eldercare.

         JOHN D. HANSELL has served since May 1987 as Manager of 1st Capital Services Company, LLC and its predecessor, First Capital Services, Inc., entities the Company owns that sell annuities, mutual funds and insurance products on an agency basis. He has served on the small business council of the Alamance Chamber of Commerce and on the Board of Directors of the Financial Planning Association.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company meets monthly and may have additional special meetings. During the year ended September 30, 2000, the Board of Directors of the Company met 13 times and the Board of Directors of the Bank met 12 times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended September 30, 2000 and the total number of meetings held by committees on which he served during such fiscal year. The Company's Board of Directors has standing Audit and Executive Committees.

         The Board of Directors' Audit Committee consists of Directors Keziah, Quakenbush and Stadler, who serves as Chairperson. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The function of the Audit Committee is to examine and approve the audit report prepared by the independent auditors, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve audit policies. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit
A. The Audit Committee met two times during the year ended September 30, 2000.

         The Board of Directors' Executive Committee consists of Directors McGill, Barnwell, Shirley and Keziah and one additional director who serves on a rotating basis for a three-month period. The Executive Committee, among other things, evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Executive Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Company who also are officers of the Company abstain from discussion and voting on matters affecting their compensation. The Executive Committee also monitors the performance of the Company's investment portfolio and reviews loans. The Executive Committee is empowered to exercise all of the authority of the Board when the Board is not in session. The Executive Committee met 12 times during the fiscal year ended September 30, 2000.

         The Company's full Board of Directors acts as a nominating committee. The Board of Directors met once during the year ended September 30, 2000 for the purpose of considering potential nominees to the Board of Directors. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Company's Articles of

Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for director. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Philosophy

         The Company's executive compensation policies are established by the Executive Committee of the Board of Directors (the "Committee"). The Committee is responsible for developing the Company's executive compensation policies. The Company's President, James C. McGill, under the direction of the Committee, implements the Company's executive compensation policies. Mr. McGill abstains from voting on and discussions of matters affecting his compensation. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

         o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

         o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

         o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

         o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

         o To attract and retain top performing executive officers for the long-term success of the Company.

         In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and stock benefit plans.

         Base Salary. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers.

         Bonus. The Company pays a discretionary bonus on an annual basis based on satisfaction of a combination of individual and Company performance objectives. Whether bonuses are paid each year and the amount of such bonuses are determined by the Committee, subject to ratification by the Board of Directors, at year end based on the

Company's ability to achieve performance goals established by the Board in each year's Business Plan. Discretionary bonuses for achieving specific performance goals during the year are paid during the next fiscal year.

         Stock Benefit Plans. In addition, the Committee believes that stock related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Common Stock. Accordingly, the Board of Directors has adopted a stock option plan and a management recognition plan. Stockholders approved these plans at a special meeting held on June 6, 2000.

         Under the stock option plan, the Company reserved for issuance a number of shares equal to 10% of the originally issued Common Stock. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration individual and corporate performance.

         Under the management recognition plan, officers and directors were granted awards of restricted Common Stock, subject to vesting and forfeiture as determined by the Committee. Under this plan, the Company reserved for issuance a number of shares equal to 4% of the originally issued Common Stock. The purpose of a management recognition plan is to reward and retain personnel of experience and ability in key positions of responsibility by providing such employees with a proprietary interest in the Company as compensation for their past contributions to the Company and the Bank and as an incentive to make further contributions in the future.

Compensation of the President

         Mr. McGill's base salary is established in accordance with the terms of the employment agreement entered into between the Bank and Mr. McGill. See " -- Executive Compensation -- Employment Agreements." The Committee determines the President's compensation on the basis of several factors. In determining Mr. McGill's base salary, the Committee reviewed compensation paid to chief executive officers of similarly situated banks and non-diversified banks and other financial institutions of similar asset size. The Committee believes that Mr. McGill's base salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

         Mr. McGill received bonus compensation for fiscal year 2000 pursuant to the same basic factors as described above under " -- Bonus." In establishing Mr. McGill's bonus, the Committee considered the Company's overall performance, record of increase in shareholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 2000 in relation to the established Business Plan and achieving certain annual performance goals, including but not limited to return on assets and return on equity and satisfactory results of regulatory examinations and independent audits.

         Upon approval of an option plan and a restricted stock plan by the stockholders, the Company granted options for 79,078 shares of Common Stock and awarded 31,500 shares of restricted Common Stock to Mr. McGill, as was disclosed in the Company's proxy materials distributed in connection with the special meeting of stockholders at which the option plan and the restricted stock plan were considered by stockholders. In determining to grant those awards, the Committee considered the levels of awards made to executive officers of similar rank and expertise at banking institutions that the Committee considered to be comparable. The Committee also took into consideration the fact that it expected not to make additional awards to Mr. McGill without giving stockholders the opportunity to vote on a plan or plans that would permit future awards. The Committee also believed that the awards made were consistent with the Company's previous disclosures in its securities filings going back to the Prospectus prepared in connection with the Company's initial public offering.

         The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                             Members of the Executive Committee

                                             James A. Barnwell
                                             Richard C. Keziah
                                             James C. McGill
                                             Richard H. Shirley

COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the Common Stock for the period from April 26, 1999 (the day trading began in the Common Stock following completion of the Company's initial public offering) through the fiscal year ended September 30, 2000 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market and (2) the total cumulative return of banks and bank holding companies traded on the Nasdaq Stock market. The comparison assumes $100 was invested on April 26, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                    APRIL 26, 1999 THROUGH SEPTEMBER 30, 2000

     [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq market and $100 invested in banks and bank holding companies traded on the Nasdaq market. Line graph plots the cumulative total return from April 26, 1999 to September 30, 2000. Plot points are provided below.]



                               04/26/99     09/30/99    09/30/00
                               --------     --------    --------
COMPANY                          $100        $103.1      $119.4
NASDAQ                            100         104.1       138.1
NASDAQ BANKS                      100          92.3        99.0
AND BANK HOLDING
COMPANIES

EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the cash and noncash compensation for the fiscal years ended September 30, 2000, 1999 and 1998 awarded to or earned by the President and the four other executive officers who earned salary and bonus in fiscal 2000, 1999 and 1998 exceeding $100,000 for services rendered in all capacities to the Company and the Bank .

                                                                             LONG-TERM COMPENSATION
                                                                          -----------------------------
                                                                                    AWARDS
                                          ANNUAL COMPENSATION             -----------------------------
                                  --------------------------------------  RESTRICTED         SECURITIES
                      FISCAL                              OTHER ANNUAL       STOCK           UNDERLYING        ALL OTHER
NAME                  YEAR        SALARY    BONUS        COMPENSATION(1)  AWARD(S) (2)        OPTIONS        COMPENSATION
----                  ----        ------    -----        ---------------  ------------        -------        ------------

James C. McGill       2000       $ 175,000  $ 433,000   $       --        $  582,750          79,078         $ 202,710 (3)
 President and Chief  1999         175,000    365,000           --                --              --           155,383
 Executive Officer of 1998         175,000    257,000           --                --              --           107,352
 the Company and the
 Bank

A. Christine Baker    2000         100,000    216,500           --           333,000          45,000            97,693 (3)
 Treasurer and        1999          95,000    182,500           --                --              --            69,135
 Secretary of the     1998          95,000    128,500           --                --              --            44,469
 Company and the
 Bank and Executive
 Vice President-
 Chief Financial
 Officer
 of the Bank

Fairfax C. Reynolds   2000         100,000    216,500           --           333,000          45,000           100,670 (3)
 Vice President       1999          95,000    182,500           --                --              --            72,112
 Assistant Secretary  1998          95,000    128,500           --                --              --            47,476
 the Company and
 Executive Vice
 President of the
 Bank

Frank Gavigan         2000          80,000     35,000           --            83,250          11,250            30,000 (3)
 Senior Vice          1999          76,000     35,000           --                --              --            22,165
 President-Senior     1998          76,000     30,000           --                --              --            10,260
 Credit Officer
 of the Bank

John D. Hansell       2000          50,000    100,503  (4)      --            55,500           7,500            30,000 (3)
 Manager-First        1999          42,000     72,607  (4)      --                --              --            22,616
 Capital Services,    1998          42,000     68,220  (4)      --                --              --             5,460
 LLC

____________
(1) Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 2000 did not exceed 10% of the executive officer's salary and bonus.
(2) Amount shown in the table is based on the closing price of the Common Stock of $18.50 as quoted on the Nasdaq National Market on the date of grant, June 6, 2000. The restricted Common Stock awarded vests at the rate of 33 1/3% per year following the date of grant, with the first 33 1/3% having vested on the date of grant, June 6, 2000. As of September 30, 2000, based on the closing sale price of the Common Stock of $22.00, as reported on the Nasdaq National Market, the aggregate value of the 21,000, 12,000, 12,000, 3,000 and 2,000 shares of unvested restricted Common Stock held by executive officers McGill, Baker, Reynolds, Gavigan and Hansell was $462,000, $264,000, $264,000, $66,000
         and $44,000, respectively. In the event the Company pays dividends with respect to its Common

     Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
(3) Includes $172,710, $67,693 and $70,670 accrued under the Company's Deferred Compensation Plan for the benefit of executive officers McGill, Baker and Reynolds, respectively, for service as an employee during the year ended September 30, 2000. Also includes $30,000, $30,000, $30,000, $30,000 and
     $30,000 in shares of Common Stock committed to be allocated during the year ended September 30, 2000 under the ESOP to the accounts of executive officers McGill, Baker, Reynolds, Gavigan and Hansell, respectively.
(4)  Consists of commissions.

     Option Grants in Fiscal Year 2000. The following table contains information concerning the grant of stock options during the year ended September 30, 2000 to the executive officers named in the Summary Compensation Table set forth above.

                                         INDIVIDUAL GRANTS
                    --------------------------------------------------------------      POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                    NUMBER OF           % OF TOTAL                                      ANNUAL RATES OF STOCK
                    SECURITIES           OPTIONS                                          PRICE APPRECIATION
                    UNDERLYING          GRANTED TO      EXERCISE                         FOR OPTION TERM(3)
                      OPTIONS          EMPLOYEES IN      OR BASE        EXPIRATION      --------------------
NAME                GRANTED (1)         FISCAL YEAR     PRICE(2)            DATE           5%          10%
----                -----------       ---------------  ----------      --------------   -------     --------
James C. McGill       79,078              38.5%          $18.4375       6/6/2010        $924,979  $2,336,497
A. Christine Baker    45,000              21.9            18.4375       6/6/2010         526,367   1,329,603
Fairfax C. Reynolds   45,000              21.9            18.4375       6/6/2010         526,367   1,329,603
Frank Gavigan         11,250               5.5            18.4375       6/6/2010         131,592     332,401
John D. Hansell        7,500               3.6            18.4375       6/6/2010          87,728     221,608

__________
(1) All options were immediately exercisable upon grant and have terms of ten years.
(2) Option exercise prices subsequently were adjusted to $14.71 per share to reflect the payment by the Company on October 2, 2000 of a $5.17 per share return of capital distribution.
(3) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, June 6, 2000, based on the closing sale price of the Common Stock of $22.00 per share on September 30, 2000 as quoted on the Nasdaq National Market. No adjustment has been made to the fair market value of the Common Stock on September 30, 2000 or to the exercise price to reflect the return of capital distribution paid on October 2, 2000.

         Fiscal  Year-End   Option  Values.   The  following  table  sets  forth
information concerning the value as of September 30, 2000 of options held by the executive officers named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR-END (1)
                                        ---------------------------          --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
----                                    -----------  --------------          -----------  -------------
James C. McGill                           79,078          --                  $281,715          --
A. Christine Baker                        45,000          --                   160,312          --
Fairfax C. Reynolds                       45,000          --                   160,312          --
Frank Gavigan                             11,250          --                    40,078          --
John D. Hansell                            7,500          --                    26,719          --

-----------
(1) Based on the difference between the fair market value of the underlying Common Stock as quoted on the Nasdaq National Market System on September 30, 2000 of $22.00 per share, and the exercise price of $18.4375 per share. No

                                       11

          adjustment has been made to the fair market value of the Common Stock on September 30, 2000 or to the exercise price to reflect the return of capital distribution paid on October 2, 2000.

         No options were exercised during fiscal year 2000, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

         Employment Agreements and Guaranty Agreements. The Bank has entered into employment agreements with James C. McGill, A. Christine Baker and Fairfax
C. Reynolds (each individual is referred to herein as an "Employee" and the three individuals are referred to collectively as the "Employees"). The Board believes that the employment agreements assure fair treatment of the Employees in their careers with the Company by assuring them of some financial security.

         The employment agreements became effective on April 23, 1999 and provide for a term of three years, with an annual base salary equal to the Employee's existing base salary rate in effect on the date of conversion. On each anniversary date of the commencement of the employment agreements, the term of the Employee's employment will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Bank's Board of Directors that the performance of the Employee has met the required performance standards and that such employment agreements should be extended. The employment agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, vacation and sick leave and any fringe benefits that become available to senior management, including for example, any stock option or incentive compensation plans and any other benefits commensurate with their responsibilities. If the Board decides not to renew an employment agreement for any reason, and if the Employee remains an employee of the Bank until the Agreement expires, the Bank must pay the Employee an amount equal to two times total compensation if the Employee is later terminated.

         The employment agreements terminate upon the Employee's death, may terminate upon the Employee's disability and are terminable for just cause, no severance benefits are available. If the Bank terminates the Employee without just cause, the Employee is entitled to receive three times total compensation as well as continued medical and dental insurance under any group plan chosen by the Employee from the plans the Bank maintains, unless that coverage is not permitted by the terms of such plan, in which case the Bank will remit to the Employee, not less frequently than monthly, the actual cost to the Employee of equivalent insurance. These provisions are in addition to, and not in lieu of, any other rights that the Employee has under the employment agreement and will continue until the Employee first becomes eligible for participation in Medicare. If the employment agreements are terminated due to the Employee's "disability" as defined in the employment agreements, the Employee will be entitled to a continuation of his or her salary and benefits through the date of termination, including any period prior to the establishment of the Employee's disability. In the event of the Employee's death during the term of the employment agreements, his or her estate will be entitled to receive three times total compensation determined as of the date of death. Each Employee is able to voluntarily terminate his or her employment agreement by providing 90 days' written notice to the Board of Directors, in which case the Employee is entitled to receive only his or her compensation, vested rights, and benefits up to the date of termination.

         The Bank will pay a severance benefit equal to the difference between the product of 2.99 and the Employee's "base amount" as defined in the Internal Revenue Code Section 280G(b)(3) and the sum of any other "parachute payments" as defined under Code Section 280G(b)(2) that the Employee receives on account of the change in control, and (ii) provide long-term disability and medical insurance for 18 months if any of the following occur:

         o the Employee's involuntary termination of employment other than for "just cause" during the period beginning six months before a change in control and ending on the later of the first anniversary of the change in control or the expiration date of the employment agreements (the "Protected Period");

         o the Employee's voluntary termination within 90 days of the occurrence of certain specified events occurring during the Protected Period which have not been consented to by the Employee; or

         o the Employee's voluntary termination of employment for any reason within the 30-day period beginning on the date of the change in control.

     The Employee will be paid either in one lump sum within ten days of the later of the date of the change in control and the Employee's last day of employment or if prior to the date which is 90 days before the date on which a change in control occurs, the Employee filed a duly executed irrevocable written election, payment of such amount shall be made according to the elected schedule. "Change in control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Company's or the Bank's voting stock, the control of the election of a majority of the Company's or the Bank's directors, or the exercise of a controlling influence over the Company's or the Bank's management or policies. In addition, under the employment agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The employment agreements provide that within 10 business days of a change in control, the Company must deposit in a trust an amount equal to the Internal Revenue Code
Section 280G maximum. The payments that would be made to Mr. McGill, Ms. Baker and Mr. Reynolds assuming termination of employment under the foregoing circumstances at September 30, 2000 would have been approximately $1.4 million, $712,000 and $712,000, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Employee prevails over the Bank, or obtains a written settlement, in a legal dispute as to the employment agreement, he or she will be reimbursed for legal and other expenses.

     In addition to the employment agreements, the Company has entered into guaranty agreements with each of the Employees. The guaranty agreements provide that the Company will perform all covenants and honor all obligations required to be performed or to which the Bank is subject pursuant to the employment agreements in the event that such covenants are not performed or obligations are not honored by the Bank, and that to the extent permitted by law, the Company will be jointly and severally liable with the Bank for the payment of all amounts due under the employment agreements. The guarantee agreements provide the Employee with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave.

DIRECTOR COMPENSATION

     Fees. Each non-employee member of the Bank's Board of Directors receives a monthly retainer fee based on the following schedule:

         o        the Chairman of the Board - $2,000;
         o        members of the Executive Committee - $1,750; and
         o        other directors - $1,500.

In addition, non-employee members of the Company's Board of Directors receive a monthly retainer fee of $250. Officers who are directors are not compensated for their service as directors.

     Deferred Compensation Plan. The Bank adopted the DCP for the Bank's directors and select executive officers. Under the DCP, before each fiscal year begins, each non-employee director may elect to defer receipt of all or part of his future fees and any other participant may elect to defer receipt of up to 25% of his or her salary or 100% of his or her bonus compensation for the year. Deferred amounts are credited at the end of the calendar year to bookkeeping accounts in the name of each participant.

     On each September 30, the Company credits the accounts of directors Barnwell, Bean, Keziah, McClure, Quakenbush, Shirley, and Stadler with $8,795, $7,852, $10,051, $7,852, $7,852, $8,795 and $7,852, respectively, provided that such annual credits shall not be made for the benefit of non-employee directors after 12 years of service credits. Similarly, the plan provides supplemental executive retirement benefits for executive officers McGill, Baker and Reynolds through initial credits and through annual credits on each September 30th of $81,972, $30,789 and $33,766, respectively. Each participant is fully vested in his or her account balance under the DCP.

     Until distributed in accordance with the terms of the DCP, each participant's account will be credited with a rate of return equal to the Bank's highest rate of interest paid on the Bank's one-year certificates of deposit or the total return on the Company's Common Stock, as elected by each participant. Account balances will normally be distributed in five substantially equal annual installments beginning during the first quarter of the calendar year following the calendar year in which the participant ceases to be a director or employee, with any subsequent payments being made by the last day of the first quarter of each subsequent calendar year until the participant has received the entire amount of his or her account. Participants may, however, elect to receive their distributions in a lump sum or in installments paid over a period of up to 10 years. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects to continue the previously designated distribution method) to his designated beneficiary, or if none, his estate. The Bank has established a trust in order to hold assets with which to pay plan benefits to participants. Trust assets are subject to claims of general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the DCP, he or she would be reimbursed for his legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Company's Board of Directors. At September 30, 2000, loans to directors and executive officers and their affiliates totaled $10.1 million, or 17.0% of the Company's stockholders' equity, at that date.


--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         KPMG LLP was the Company's independent auditors for the 2000 fiscal year. KPMG LLP has been retained by the Board of Directors to be the Company's auditors for the 2001 fiscal year. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The representative will also be available to answer appropriate questions.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

         Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2000 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000.


                                         Members of the Audit Committee

                                         Virgil L. Stadler, Chairman
                                         Richard C. Keziah
                                         T. Scott Quakenbush


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2000 all Reporting Persons have complied with these reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2000 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

           For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than January 8, 2001. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 2001, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 445 S. Main Street, Burlington, North Carolina 27215 by no later than August 29, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ A. Christine Baker

                                          A. Christine Baker
                                          Secretary

December 27, 2000
Burlington, North Carolina


--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 1st STATE BANCORP, INC., 445 S. MAIN STREET, BURLINGTON, NORTH CAROLINA 27215.

                                                                       EXHIBIT A


                   1ST STATE BANCORP, INC. AND 1ST STATE BANK

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS



 AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

Monitor the independence and performance of the Company's independent auditors and internal auditing department.

Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

AUDIT COMMITTEE COMPOSITION AND MEETINGS

Audit Committee members shall meet the requirements of the NASDAQ Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

INDEPENDENT AUDITORS

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

The Audit Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

Prior to filing the Annual 10-K, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Perform timely quarterly reviews of the Company. At their discretion, auditor will communicate findings to the Audit Committee.

Consider   the   independent   auditors'   judgments   about  the   quality  and
appropriateness of the Company's accounting principles as applied in its financial reporting.

INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

Review the appointment, performance, and replacement of the senior internal audit executive.

Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

On at least an annual basis, review the responses from legal counsel obtained during the audit for any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

OTHER OPTIONAL CHARTER DISCLOSURES

Periodically perform self-assessment of audit committee performance. Review financial and accounting personnel succession planning within the company.

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                             1ST STATE BANCORP, INC.
                           BURLINGTON, NORTH CAROLINA
--------------------------------------------------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 30, 2001


         The undersigned hereby appoints Richard H. Shirley, Virgil L. Stadler and Bernie C. Bean with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of 1st State Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of 1st State Bank (the "Bank") located at 445 S. Main Street, Burlington, North Carolina, on Tuesday, January 30, 2001, at 5:30 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                                                                  VOTE
                                                                       FOR                       WITHHELD
                                                                       ---                       --------
       1.     The election as directors of all
              nominees listed below (except as
              marked to the contrary below).                           [  ]                      [  ]

              For a term expiring a the 2004 Annual Meeting:
              ---------------------------------------------

              James A. Barnwell, Jr.
              James G. McClure
              T. Scott Quakenbush

              For a term expiring a the 2002 Annual Meeting:
              ---------------------------------------------

              Ernest A. Koury, Jr.

              INSTRUCTION:  TO WITHHOLD YOUR VOTE
              FOR ANY OF THE INDIVIDUALS NOMINATED, INSERT
              THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

              __________________________

       2. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  NOMINEES  LISTED
ABOVE.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated December 27, 2000.

Dated: ______________________________, 200_




---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER




---------------------------------------     ------------------------------------
SIGNATURES OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.